Provisions and other non-current liabilities	12 Months Ended
Dec. 31, 2021
Provisions and other non-current liabilities
Provisions and other non-current liabilities

Note 12 Provisions and other non-current liabilities

12.1 PROVISIONS AND OTHER NON-CURRENT LIABILITIES

Accounting principles

A provision is recognized when TotalEnergies has a present obligation, legal or constructive, as a result of a past event for which it is probable that an outflow of resources will be required and when a reliable estimate can be made regarding the amount of the obligation. The amount of the liability corresponds to the best possible estimate.

Provisions and non-current liabilities are comprised of liabilities for which the amount and the timing are uncertain. They arise from environmental risks, legal and tax risks, litigation and other risks.

As of December 31,
(M$)	2021	2020	2019
Litigations and accrued penalty claims	285	320	386
Provisions for environmental contingencies	812	960	742
Asset retirement obligations	14,976	15,368	14,492
Other non-current provisions	2,766	2,868	2,927
of which restructuring activities	506	293	135
of which financial risks related to non-consolidated and equity consolidated affiliates	265	134	130
of which contingency reserve on solar panels warranties (SunPower)	83	82	140
Other non-current liabilities	1,430	1,409	2,066
TOTAL	20,269	20,925	20,613

In 2021, litigation reserves amount to $285 million of which $192 million in the Exploration & Production, notably in Brazil, Bolivia and Angola.

In 2020, litigation reserves amounted to $320 million of which $208 million in the Exploration & Production, notably in Brazil and Angola.

In 2019, litigation reserves amounted to $386 million of which $286 million in the Exploration & Production, notably in Brazil, Angola and in the USA.

Other non-current liabilities mainly include debts whose maturity is more than one year related to fixed assets acquisitions.

Changes in provisions and other non-current liabilities

Changes in provisions and other non-current liabilities are as follows:

				Currency
	As of			translation		As of
(M$)	January, 1	Allowances	Reversals	adjustment	Other	December, 31
2021	20,925	1,446	(1,560)	(404)	(138)	20,269
of which asset retirement obligations		449	(527)
of which provisions for environmental contingencies		43	(178)
of which provisions for restructuring of activities		415	(178)
2020	20,613	1,756	(1,378)	452	(518)	20,925
of which asset retirement obligations		607	(519)
of which provisions for environmental contingencies		217	(93)
of which provisions for restructuring of activities		271	(135)
2019	21,432	1,248	(2,414)	(33)	380	20,613
of which asset retirement obligations		639	(460)
of which provisions for environmental contingencies		30	(92)
of which provisions for restructuring of activities		60	(122)

Asset retirement obligations

Accounting principles

Asset retirement obligations, which result from a legal or constructive obligation, are recognized based on a reasonable estimate in the period in which the obligation arises.

The associated asset retirement costs are capitalized as part of the carrying amount of the underlying asset and depreciated over the useful life of this asset.

An entity is required to measure changes in the liability for an asset retirement obligation due to the passage of time (accretion) by applying a risk-free discount rate to the amount of the liability. Given the long-term nature of expenditures related to our asset retirement obligations, the rate is determined by reference to the rates of high quality AA-rated corporate bonds on the USD area for a long-term horizon. The increase of the provision due to the passage of time is recognized as “Other financial expense”.

The discount rate used for the valuation of asset retirement obligation is 3%in 2021 and 2020 and 4.5% in 2019 (the expenses are estimated at current currency values with an inflation rate of 1.5% in 2021 and 2020 and 2% in 2019).

A decrease of 0.5% of this rate would increase the asset retirement obligation by $1,384 million, with a corresponding impact in tangible assets, and with a negative impact of approximately $93 million on the following years net income. Conversely, an increase of 0.5% would have a nearly symmetrical impact compared to the effect of the decrease of 0.5%.

Changes in the asset retirement obligation are as follows:

					Spending on	Currency
	As of		Revision in	New	existing	translation		As of
(M$)	January 1,	Accretion	estimates	obligations	obligations	adjustment	Other	December 31,
2021	15,368	449	(109)	228	(527)	(194)	(239)	14,976
2020	14,492	607	526	87	(519)	284	(109)	15,368
2019	14,286	639	(601)	567	(460)	47	14	14,492

12.2 OTHER RISKS AND CONTINGENT LIABILITIES

There are no governmental, legal or arbitration proceedings, including any proceeding of which the Corporation is aware that are pending or threatened against the Company, that could have, or could have had during the last 12 months, a material impact on TotalEnergies’ financial situation or profitability.

Described below are the main administrative, legal and arbitration proceedings in which the Corporation and the other entities of TotalEnergies are involved.

FERC

The Office of Enforcement of the US Federal Energy Regulatory Commission (FERC) began in 2015 an investigation in connection with the natural gas trading activities in the United States of TotalEnergies Gas & Power North America, Inc. (TGPNA), a US subsidiary of TotalEnergies. The investigation covered transactions made by TGPNA between June 2009 and June 2012 on the natural gas market. TGPNA received a Notice of Alleged Violations from FERC on September 21, 2015. On April 28, 2016, FERC issued an order to show cause to TGPNA and two of its former employees, and to the Corporation and TotalEnergies Gas & Power Ltd., regarding the same facts. The case was remanded on July 15, 2021 to the FERC Administrative Judge for hearing and consideration on the merits. TGPNA contests the claims brought against it.

A class action, launched to seek damages from these three companies, was dismissed by a judgment of the US District court of New York issued on March 15, 2017. The Court of Appeal upheld this judgment on May 4, 2018. In September 2019, a California city initiated another class action against the same parties based on the same legal ground. This class action was dismissed by the US District court of New York on June 8, 2020. This judgment was confirmed on appeal by a ruling issued on December 3, 2021.

Dispute relating to Climate

In France, the Corporation was assigned in January 2020 before Nanterre’s Court of Justice by certain associations and local communities in order to oblige the Company to complete its Vigilance Plan, by identifying in detail risks relating to a global warming above 1.5°C, as well as indicating the expected amount of future greenhouse gas emissions related to the Company's activities and its product utilization via third parties. TotalEnergies estimates that it has fulfilled its obligations regarding vigilance duty.

In the United States, two subsidiaries of TotalEnergies were assigned in 2017 by certain communities and associations for their liability in climate change before a California Court. These two subsidiaries, as well as the 34 other companies and professional associations, are contesting the State Court’s competence to rule this request. In September 2020, the Attorney General of the State of Delaware launched an indemnity claim based upon climate change against the Corporation, Total Specialties USA (now known as TotalEnergies Marketing USA, Inc.) and about 30 other oil companies before a court of this State. These companies are contesting the competence of such court to rule this request.